UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2011

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) was held on June 7, 2011, at 8:30 a.m. local time.  A total of 80,771,445 shares of the Company’s common stock were present or represented by proxy at the meeting, representing approximately 87% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.

The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Annual Meeting is as follows.

Proposal No. 1:  Election of Directors

The Company’s stockholders elected three class III directors to the Company’s Board of Directors (the “Board”), each for a three-year term.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Class III Directors:
Steven Blumgart	68,829,162	3,951,694	7,990,589
Steven Kalmin	68,845,409	3,935,447	7,990,589
Terence Wilkinson	71,648,288	1,132,568	7,990,589

Proposal No. 2:  Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved by the votes indicated below.  There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,091,014	631,496	48,935	–

 Proposal No. 3:  Advisory vote on the compensation of executive officers

The allocation of votes for the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“say on pay”) was a follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,875,510	7,443,161	1,462,185	7,990,589

Proposal No. 4:  Advisory vote on the frequency of future advisory votes on the compensation of executive officers

The allocation of votes for the non-binding advisory vote on the frequency of future “say on pay” advisory votes was as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
64,091,859	1,124,284	6,126,186	1,438,527	7,990,589

In accordance with the recommendation of the Company’s stockholders, the Company will hold a non-binding advisory vote on the compensation of its named executive officers every year until the next required stockholder vote on the frequency of “say on pay” votes, which will be held no later than the 2017 Annual Meeting of Stockholders.

For more information regarding Proposals 1-4, please refer to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2011.

Item 8.01  Other Events.

At the meeting of the Board of Directors held immediately following the 2011 Annual Meeting of Stockholders, the Board elected Terence Wilkinson to serve as the non-executive Chairman of the Board. Mr. Wilkinson succeeds John O’Brien as non-executive Chairman.  Mr. O’Brien will remain a class II director of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	June 8, 2011	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Executive Vice President and General Counsel